SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed  by  the  Registrant                            [ X ]
Filed  by  a  Party  other  than  the  Registrant     [   ]

Check  the  appropriate  box:

[   ]     Preliminary  Proxy  Statement
[   ]     Confidential,  for  Use  of  the Commission only (as permitted by Rule
          14a-6(e)(2))
[ X ]     Definitive  Proxy  Statement
[   ]     Definitive  Additional  Materials
[   ]     Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                       THE TRACKER CORPORATION OF AMERICA
                       ----------------------------------
                (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[ X ]     No  fee  required.
[   ]     Fee  computed  on  table  below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

            --------------------------------------------------------------------

     2)     Aggregate  number  of  securities  to  which  transaction  applies:

            --------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

     4)     Proposed  maximum  aggregate  value  of  transaction:

     5)     Total  fee  paid:

            --------------------------------------------------------------------
[   ]     Fee  paid  previously  with  preliminary  materials.

            --------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:
                                     -------------------------------------------

     2)     Form,  Schedule  or  Registration Statement No.:
                                                            --------------------

     3)     Filing  Party:
                          ------------------------------------------------------

     4)     Date  Filed:
                        --------------------------------------------------------

                       THE TRACKER CORPORATION OF AMERICA
             NOTICE OF ANNUAL MEETINGOF STOCKHOLDERS AUGUST 27, 1999


TO  THE  STOCKHOLDERS  OF  THE  TRACKER  CORPORATION  OF  AMERICA:

     Notice is hereby given that the Annual Meeting of Stockholders of The Tracker Corporation of America will be held at 1:00 p.m. (EDT) on Friday, August 27, 1999, in the Northwest World Club in Concourse F, at the Detroit Metro Airport, Detroit, Michigan, for the following purposes:

     1. To elect one director to serve on the Board of Directors of the Company for a term of three years.

     2. To ratify the re-election of Hirsch Silberstein & Subelsky, P.C. as the independent auditors of the Company for the fiscal year ending March 31, 2000.

     3. To consider and vote upon a proposal to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock shares to 93,400,000 Shares.

     4. To consider and vote upon a proposal to adopt the Company's Amended and Restated 1994 Stock Incentive Plan.

     5. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on August 17, 1999 as the record date for the determination of stockholders entitled to receive notice of and vote at the meeting.

     We encourage you to take part in the affairs of your Company either in person or by executing and returning the enclosed proxy.

                                    By  Order  of  the  Board  of  Directors,



                                    Bruce  I.  Lewis
                                    Chief  Executive  Officer

Dated:  August  15,  1999

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                       THE TRACKER CORPORATION OF AMERICA

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 27, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Tracker Corporation of America (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at 1:00 p.m., local time, on Friday, August 27, 1999, at the Northwest World Club in Concourse F of the Detroit Metro Airport, Detroit, Michigan, and at any adjournment thereof. A stockholder giving the enclosed proxy may revoke it at any time before the vote is cast at the annual meeting by delivering to an officer of the Company either a written notice terminating the proxy's authority or a proxy bearing a later date, or by appearing in person and voting at the meeting. Shares of the Company's common stock, $.001 par value (the "Common
Stock"), represented by a proxy will be voted in the manner directed by a stockholder. If no direction is made, the proxy will be voted for the election of the nominees for director named in this Proxy Statement and for the other proposals set forth in this Proxy Statement. This Proxy Statement and the accompanying form of proxy are being sent or given to stockholders beginning on or about August 15, 1999, along with the Company's Annual Report to Stockholders for the year ended March 31, 1999.

     Only stockholders of record at the close of business on July 18, 1999 are entitled to receive notice of and vote at the meeting or at any adjournment thereof. On July 17, 1999, there were 50,388,579 shares of Common Stock of the Company outstanding. Each share is entitled to one vote. Cumulative voting is not permitted. Shares voted as abstentions on any matter (or a "withhold vote for" as to a director) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the stockholder has abstained. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

     The Board of Directors knows of no matters other than those that are described in this Proxy Statement that may be brought before the meeting. However, if any other matters are properly brought before the meeting, persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

     All expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile or personal calls.

     The Company's principal executive offices are located at 180 Dundas Street West, Suite 1505, Toronto, Ontario M5G 1Z8 Canada.


                              ELECTION OF DIRECTORS

                                  (PROPOSAL #1)

     The Bylaws of the Company provide that directors of the Company shall be divided into three classes, as nearly equal in number as reasonably possible. Vacancies and newly created directorships resulting from an increase in the number of directors may be filled by the vote of a majority of the directors then in office. The directors so chosen will hold office until the next election of the class for which such directors shall have been chosen.

     Except for elections to fill vacancies created by the resignations of directors not otherwise filled by the vote of a majority of the directors then in office, directors elected at each annual meeting of stockholders will be of the same class as the directors whose terms expire at such annual meeting of stockholders, and shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders or until their successors are elected and shall qualify.

     H. Joseph Greenburg, M.D., currently a director of the Company, has been nominated for reelection to the Board of Directors for a three-year term that will expire at the annual meeting of stockholders in 2002. The person named as proxy in the enclosed form of proxy intends to vote the proxies received by the Company for the reelection of Dr. Greenberg, unless otherwise directed. Dr. Greenberg has indicated a willingness to serve. If, however, Dr. Greenberg is not a candidate at the meeting, which is not presently anticipated, the proxy named in the enclosed form of proxy may vote for a substitute nominee in his discretion.

     THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED FOR THE REELECTION OF DR. GREENBERG. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR DR. GREENBERG.

     Information regarding the Board of Directors of the Company, including Dr. Greenburg, is set forth below:



NAME                      AGE                                POSITION
------------------------  ---     ---------------------------------------------------------------

Bruce I. Lewis             59     Chief Executive Officer and Chairman of the Board of Directors

Jay S. Stulberg            49     President, Chief Operating Officer, Chief Financial Officer and
                                  Director

Dr. H. Joseph Greenberg*   76     Director

Carl J. Corcoran           72     Director

David G.R. Butler          63     Director

------------------------------------
+Nominee.

     BRUCE I. LEWIS has been the Chairman of the Board of Directors (for a term expiring at the 2000 annual meeting of Stockholders) and Chief Executive Officer of the Company since June 30, 1994, and President of the Company from August 12, 1995 to December 22, 1998. For the period from 1980 through May 1990, Mr. Lewis was President and a Director of Albert Berg Limited and its subsidiaries. Albert Berg was petitioned into bankruptcy by its creditors in May 1990. From June 1988 to August 1990, he served as the Chief Executive Officer of Cape Breton Chemical Corporation, a start-up PVC flexible stretch wrap manufacturer. From May 1990 through May 1993, Mr. Lewis was also a consultant to various companies in the areas of management and acquisition financing. From May 1993 until its dissolution in February 1998, Mr. Lewis served as the Chief Executive Officer and Chairman of the Board of Directors of Tracker Canada. From November 1997 to December 22, 1998, Mr. Lewis served as interim Chief Financial Officer of The Company.

     JAY S. STULBERG has been President, Chief Operating Officer and Chief Financial Officer of the Company and a Director of the Company since December 22, 1998 for the term expiring at the 2001 annual meeting of stockholders. Since February 1998, Mr. Stulberg has been the sole shareholder, director and officer of Global Tracker Corp. Since approximately 1984, Mr. Stulberg has served on the Board of Directors of two privately held family holding companies. From 1992 to 1994, Mr. Stulberg served as the Controller (i.e., the Senior Financial Officer) of Enershare Technology Corp. From 1994 to mid-1996, Mr. Stulberg served as the Group Controller of Algorithmics, Inc.

     H. JOSEPH GREENBERG has been a Director of the Company since December 22, 1998 for a term expiring at the 1999 annual meeting of stockholders and has been nominated for reelection to the Board of Directors for a term expiring at the 2002 annual meeting of Stockholders. Dr. Greenberg has engaged in the practice of medicine since his graduation from medical school in 1952. He has been a director of Genevest, Inc. since 1993.

     CARL  J.  CORCORAN  has  been  a Director of the Company since December 22,
1998 for a term expiring at the 2000 annual meeting of stockholders. Mr. Corcoran was employed by IBM Corporation in various capacities from 1951 to 1988, including General Manager of Operations of IBM Japan and President of IBM Canada. Mr. Corcoran is currently an officer and director of several family-held businesses, including Corcair Farms, Ltd., CorProperties, Inc., Cor Source Water Corporation, Corcorvest Corporation and CJC Bottling, Ltd. He is also a director of the Accessible Software Corporation, a publicly traded corporation, and A.A.B. Building Systems, Inc., a private company.

     DAVID G. R. BUTLER has been a Director since December 22, 1998 for a term expiring at the 2001 annual meeting of stockholders. Mr. Butler is the chief executive officer and sole shareholder of Holiday Breaks International, Inc., which offers stay-free hotel accommodations to companies as sales and marketing incentives; MF Incentives, Inc., which offers travel coupons as sales incentives for manufacturers' products; and Newfound Communications, Inc., which offers premium incentive promotions. From 1978 until its sale in 1994, Mr. Butler was the sole shareholder and chief executive officer of Marshall Fenn Limited, a public relations and advertising agency. At Marshall Fenn, Mr. Butler established several affiliated enterprises referred to as the Marshall Fenn Group of Companies, including Holiday Breaks International, Inc., MF Incentives, Inc., and Newfound Communications, Inc.

            MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES

     During the fiscal year ended March 31, 1999, the Board of Directors met one time. Messrs. Lewis, Stulberg and Butler attended this meeting of the Board of Directors.

     The Board of Directors of the Company has established Executive, Audit, Ethics and Compensation Committees. The Board does not have a Nominating Committee, and the entire Board is responsible for the size and composition of the Board and for recommending nominees to serve on the Board. The Executive Committee is comprised of Messrs. Lewis and Stulberg. The Audit Committee, comprised of Messrs. Butler (as Chairman) and Stulberg, is responsible for: (i) reviewing and recommending the engagement each year of the Company's independent auditors; (ii) consulting with the independent auditors on the adequacy of the Company's internal controls; (iii) reviewing, with the independent auditors, the auditors' reports on the Company's financial statements; and (iv) taking such other steps as the Audit Committee deems necessary to carry out the normal functions of an audit committee. The Ethics Committee is comprised of Mr. Corcoran (as Chairman) and Dr. Greenberg. The Compensation Committee, comprised of Messrs. Butler (as Chairman) and Corcoran, is responsible for: (i) determining the compensation of the Company's senior officers; (ii) reviewing recommendations by management as to the compensation of other officers and key personnel; and (iii) reviewing management's succession program. Further, the Compensation Committee administers the Company's 1994 Stock Incentive Plan (the "1994 Plan"). During the fiscal year ended March 31, 1999, the aforementioned committees each met one time.

                            COMPENSATION OF DIRECTORS

     No compensation was paid to non-employee directors during the fiscal year ended March 31, 1999.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
     The Company does not have a class of equity securities registered pursuant to Section 12 of the Exchange Act. Accordingly, its directors, officers and 10% beneficial owners are not required to file reports pursuant to Section 16(a) of the Exchange Act.

                             PRINCIPAL  STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of the Common Stock, as of July 17, 1999, by: (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers and
(iv)  all  directors  and  executive  officers  of  the  Company  as  a  group.



                                     Number of
                                     Shares of    Total Number   Percentage of
Beneficial Owner                    Common Stock  Of Shares (1)   Total Number


Bruce I. Lewis . . . . . . . . . .     3,415,303      3,415,303           6.65%
180 Dundas Street W., Suite 1505
Toronto, Ontario
Canada M5G 1Z8

Jay S, Stulberg. . . . . . . . . .       956,383        956,383           1.86%
180 Dundas Street W., Suite 1505
Toronto, Ontario
Canada  M5G 1Z8

H. Joseph Greenberg, M.D.. . . . .       207,122        207,122            0.4%
180 Dundas Street W., Suite 1505
Toronto, Ontario
Canada  M5G 1Z8

Executive Officers and Directors .     4,578,808      4,578,808           8.91%
as a group, including those named
above (five  persons)

(1) Percentage of ownership is based upon 50,378,579 issued and outstanding shares of Common Stock beneficially owned on June 30, 1999, including currently exercisable warrants to purchase 750,000 shares of Common Stock, currently exercisable options to purchase 40,000 shares of Common Stock, and 200,000 shares reserved for issuance under the Toda Option.

-------------------------------------------------------------------------------------------------------------------------------
                                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                              Potential Realizable Value At     Alternative to
                                                                              Assumed Annual Rates of Stock       (f) and (g)
                                                                              Price Appreciation For Option       Grant Date
                          INDIVIDUAL GRANTS                                               Term                       Value
-------------------------------------------------------------------------------------------------------------------------------
                                    Percent Of
                     Number of         Total
                     Securities      Options/
                     Underlying    SARs Granted    Exercise of                                                    Grant Date
                    Option/SARs    To Employees     Base Price   Expiration                                      Present Value
NAME                Granted (#)   In Fiscal Year      ($/Sh)        Date               5% ($)   10% ($)                $
(A)                     (b)             (c)            (d)           (e)                 (f)       (g)                (h)
-------------------------------------------------------------------------------------------------------------------------------

Bruce I. Lewis(1).     2,488,578              50%          .075         2003          51,566    62,909
-------------------------------------------------------------------------------------------------------------------------------

Jay S. Stulberg(2)     2,488,578              50%          .075         2008          117,379   131,856
--------------------------------------------------------------------------------------------------------------------------------

(1)  Incentive  stock  option  granted  for  a five year term exercisable sequentially in two annual installments beginning  January  2000,  and  fully  vesting  beginning  January  2001.

(2)  Incentive  stock  option  granted  for  a  ten year term exercisable sequentially in two annual installments beginning  January  2000,  and  fully  vesting  beginning  January  2001.

                             EXECUTIVE COMPENSATION

COMPENSATION  COMMITTEE

Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers (collectively, the "Executive Officers"). The SEC rules require the Compensation Committee of the Board of Directors to issue a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting the Executive Officers.

     The Committee is responsible for setting salaries for officers and for granting incentive awards and stock-based compensation to the Company's executive officers, including the Chief Executive Officer, on behalf of the Board of Directors and the stockholders. The Committee also oversees the operation of the Company's executive compensation benefits.

     The Committee consists entirely of outside directors of the Company. Since December 22, 1998, two directors have served on the Committee.

Compensation  Policies
----------------------

     The Company is committed to attracting, hiring and retaining an experienced management team that can successfully develop and produce the Company's products in commercial quantities, penetrate target markets and develop new products. With these goals in mind, the Committee closely aligns its compensation plan for executive management to the milestones achieved and the influence that each executive has as the Company grows and matures. The Committee annually reviews and evaluates the Company's corporate performance, compensation levels and equity ownership of its executive officers. The Committee strives to establish competitive levels of compensation that are consistent with the Company's annual long-term performance goals, are appropriate for each officer's scale of responsibility and performance, recognize individual initiative and achievements will attract and retain the highest quality personnel possible consistent with the Company's resources, and provide an incentive to such executives to focus on the Company's long-term strategic goals by aligning their financial interests closely with long-term stockholder interests. The Committee intends to make the executive compensation program competitive with the marketplace while emphasizing compensation in the form of equity ownership, the value of which is contingent on the Company's long-term market performance. It is intended that, in judging appropriate levels of compensation, the Committee will take into account internally set performance goals and comparisons with the performance of a self-selected group of development stage companies with similar business characteristics and strategies.

     Because the Company is reestablishing its product development and marketing programs, it is difficult to select objective criteria by which to measure individual and Company performance. As a result, the Committee's efforts to tie compensation to performance involve a subjective element and take into account each officer's performance during the past year based on qualitative standards and the achievement of nonfinancial goals such as reaching certain milestones in the development and production of the Company's Tracker System and development of the Company's sales and marketing force. In evaluating compensation relative to Company performance, the Committee also considers the Company's stock performance and progress toward profitability. In the future, the Committee intends to place more emphasis on objective factors in determining executive compensation. Factors that the Committee anticipates that it will consider include maintaining the compensation of the Company's officers at industry levels, as reflected in surveys of compensation practices in corporations of comparable size and technology. The Committee also intends to implement a bonus program that will be tied to specific financial goals, including operating revenues and earnings.

     The Company's compensation program has three primary components: base salary, short-term incentives and long-term incentives. The ultimate composition of executive compensation reflects the Company's goals of attracting and retaining highly qualified personnel and supporting a performance-oriented environment that rewards both corporate and personal performance over the long term. In general, stock option grants are used to enhance the competitiveness of compensation packages, reward exceptional performance and provide incentive for reaching further performance goals. The Compensation Committee also believes that the use of stock options is important to align the interests of the officers with the interests of the stockholders.

Base  Salaries
--------------

     The Committee establishes annual base salaries after an analysis of each executive officer's individual performance during the prior year, the overall performance of the Company during the prior year and historical compensation levels within the executive officer group. The Committee believes that executive salaries must be sufficiently competitive to attract and retain key individuals. In this regard, salaries for officers are based on experience levels and are intended to be competitive with median salaries paid to comparable executives in similar positions at other comparable development stage companies. Development stage companies continue to be used for comparison purposes because of the problems and interruptions the Company experienced during the 1998-99 fiscal year. In the absence of substantial revenue and profitable operations, the Company does not have the financial resources to match salaries offered by larger or profitable companies. By augmenting base salary with equity-based compensation, the Company seeks to continue to attract and retain quality management personnel despite limited financial resources.

Short-Term  Incentives
----------------------

     The Committee believes that executive compensation should be based in part on the achievement of milestones that are important to the short-term success of the Company. Accordingly, the Committee, when appropriate, intends to set short-term milestones and then compare the Company's progress against these targets. Members of the executive team, along with all Company employees, will periodically be granted options to purchase shares of the Common Stock with vesting tied to the achievement of specified operating and personal objectives. The number of options granted with these vesting provisions will be determined based on the individual's experience and position within the Company.

Long-Term  Incentives
---------------------

     The Committee believes that long-term stockholder interests and executive compensation should be closely aligned. The Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and stockholders' interests in enhancing stockholder value. Stock options are generally granted to executive officers at the time they are elected. In determining the number of options to be granted at such time, the Committee takes into consideration job responsibilities, experience and contributions of the individual and recommendations of the Chief Executive Officer. The stock options give the holder the right to purchase shares of the Common Stock over a ten-year period. Because the options are granted at the fair market value on the date of grant, they will provide value only when the price of the Common Stock increases above the share price on the date of the grant. Options are also subject to vesting provisions designed to encourage executives to remain employed by the Company. Additional options are granted from time to time based on individual performance, increased job responsibilities and the prior level of grants.

Compensation  Limitations
-------------------------

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits the corporate deduction for compensation paid to executive officers to $1.0 million, unless the compensation qualifies as "performance-based compensation" under the Code. Section 162(m) did not affect the deductibility of compensation paid to the Company's executive officers in 1999-99 and will not affect the deductibility of such compensation expected to be paid in 1999-2000. The Committee will continue to monitor this matter and may propose changes to the executive compensation program if warranted. EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL

     On December 22, 1998, the Company entered into an employment agreement with Mr. Lewis, pursuant to which Mr. Lewis serves as Chief Executive Officer of the Company. The agreement provides for an annual base salary of $175,000, with increases of $37,500 each year based upon certain performance criteria beginning April 1, 2000, a maximum automobile allowance of $10,000 and eligibility for discretionary bonuses.

     The agreement for Mr. Lewis has an initial term of three years with one year renewal terms thereafter, and provides for the payment of a relocation allowance equal to the lesser of the actual relocation expenses or $25,000 per each occurrence. The agreement provides that Mr. Lewis is entitled to participate in any stock option, stock purchase, annual bonus, pension, profit sharing, life insurance and medical benefit plans and such other fringe benefits that may be applicable to the Company's senior executive employees.

     If Mr. Lewis' employment is terminated by the Company for cause (as defined in the employment agreement) or by Mr. Lewis for any reason (other than for good reason (also as defined)), Mr. Lewis will be entitled to his compensation through the date of termination. If, prior to a change of control of the Company (as defined), employment is terminated due to Mr. Lewis' death or disability, by the Company other than for cause or by Mr. Lewis for good reason, Mr. Lewis would be entitled to receive all compensation through the date of termination, plus the continuation of base salary for the greater of one year or the remainder of the term of the agreement. In addition, the Company will maintain for Mr. Lewis for 12 months, or, if earlier, through the date he obtains alternative employment, his participation in the employee benefit plans of the Company in which he was eligible to participate immediately before termination, to the extent permissible under such plans. Mr. Lewis (or his legal representative) also will have the right to exercise all vested stock options outstanding at the termination date in accordance with the plans governing those options. The Company will use its best efforts to remove the restrictions from any restricted stock held by Mr. Lewis at termination. If Mr. Lewis' employment is terminated after a change of control, either by the executive for good reason or by the Company without cause, he will receive all the benefits he would have received for such a termination prior to a change of control, and all unvested stock options held by him shall become immediately fully vested. Payments made in conjunction with a change of control are limited to an amount that will not result in either a loss of the income tax deduction of the Company under Internal Revenue Code Section 280G or an excise tax under Code Section 4999.

     On December 22, 1998, the Company entered into an employment agreement with Mr. Stulberg, pursuant to which Mr. Stulberg serves as President, Chief Operating Officer, Chief Financial Officer and Secretary of the Company. The agreement provides for an annual base salary of $125,000, with increases of $37,500 each year based upon certain performance criteria beginning April 1, 2000, a maximum automobile allowance of $10,000 and eligibility for discretionary bonuses.

     The agreement for Mr. Stulberg has an initial term of three years with one year renewal terms thereafter, and provides for the payment of a relocation allowance equal to the lesser of the actual relocation expenses or $25,000 per each occurrence. The agreement provides that Mr. Stulberg is entitled to participate in any stock option, stock purchase, annual bonus, pension, profit sharing, life insurance and medical benefit plans and such other fringe benefits that may be applicable to the Company's senior executive employees.

     If Mr. Stulberg's employment is terminated by the Company for cause (as defined in the employment agreement) or by Mr. Stulberg for any reason (other than for good reason (also as defined)), Mr. Stulberg will be entitled to his compensation through the date of termination. If, prior to a change of control of the Company (as defined), employment is terminated due to Mr. Stulberg's death or disability, by the Company other than for cause or by Mr. Stulberg for good reason, Mr. Stulberg would be entitled to receive all compensation through the date of termination, plus the continuation of base salary for the greater of one year or the remainder of the term of the agreement. In addition, the Company will maintain for Mr. Stulberg for 12 months, or, if earlier, through the date he obtains alternative employment, his participation in the employee benefit plans of the Company in which he was eligible to participate immediately before termination, to the extent permissible under such plans. Mr. Stulberg (or his legal representative) also will have the right to exercise all vested stock options outstanding at the termination date in accordance with the plans governing those options. The Company will use its best efforts to remove the restrictions from any restricted stock held by Mr. Stulberg at termination. If Mr. Stulberg's employment is terminated after a change of control, either by the executive for good reason or by the Company without cause, he will receive all the benefits he would have received for such a termination prior to a change of control, and all unvested stock options held by him shall become immediately fully vested. Payments made in conjunction with a change of control are limited to an amount that will not result in either a loss of the income tax deduction of the Company under Internal Revenue Code Section 280G or an excise tax under Code Section 4999.

SUMMARY  COMPENSATION

     The following table sets forth the cash and noncash compensation for fiscal years 1997, 1998 and 1999 earned by or awarded to the Chief Executive Officer and to the other executive officer who received compensation in excess of $100,000 for services rendered in all capacities to the Company for fiscal 1998-99 (the "Named Executive Officers").

                                            SUMMARY COMPENSATION TABLE

                                Annual Compensation         Long Term Compensation
                            -------------------------  -------------------------------
                                                         Awards                Payouts
                                                         ------                -------

                                             Other                  Securities                   All
                                             Annual     Restricted  Underlying                  Other
Name and                                    Compens-      Stock      Options/         LTIP     Compen-
Position             Year   Salary   Bonus  sation (1)    Awards       SARs          Payouts    sation
Bruce I. Lewis, CEO  1999  $      0    -0-         -0-         -0-     175,000     2,488,578         -0-
                     1998  $ 43,000    -0-         -0-      10,000     131,250           -0-         -0-
                     1997  $175,000    -0-         -0-      10,000         -0-           -0-         -0-

Jay S. Stulberg.
President, COO & CFO 1999  $ 40,000    -0-         -0-         -0-      85,000     2,488,578         -0-

OPTIONS

     Under the 1994 Amended and Restated Stock Incentive Plan (the "1994 Plan"), the Committee may grant options to purchase shares of Common Stock, including options qualifying as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to employees as additional compensation for their services to the Company. Options may be granted prior to termination of the 1994 Plan, which will occur on the earlier of June 29, 2004 or the date on which all awards available for issuance in the last year of the 1994 Plan will have been issued or canceled. Options granted are subject to adjustment in the event of a stock split, stock dividend or other change in the Common Stock or the capital structure of the Company.

     Options are exercisable over such period as determined by the Committee, but no incentive stock option may be exercised after ten years from the date of grant. However, the option term of incentive stock options which are granted to holders of ten percent or more of the Company's combined voting power shall not exceed five years from the date of grant. Options may be exercisable in installments as determined by the Committee and are evidenced by option agreements. Options generally cannot be exercised after the termination of service, except under certain circumstances where such termination of service is with the consent of the Committee or due to retirement, disability or death, in which event the Committee (subject in any case to the foregoing limitation on the maximum term of incentive stock options) may take any action it deems equitable or in the best interests of the Company. The purchase price of Common Stock subject to an incentive stock option cannot be less than 100% of the fair market value of such Common Stock on the date of grant. The purchase price of Common Stock subject to a Nonqualified Stock Option may be less than, equal to or greater than the fair market value of such Common Stock on the date of grant. However, if any individual to whom an incentive stock option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing 10% or more of the total combined voting power of all classes of Stock of the Company or any subsidiary of the Company, then the purchase price per share shall not be less than 110% of the fair market value of such Common Stock on the date of grant. The option price may be due upon exercise of the option and may be paid in cash, check, shares of Common Stock or other consideration acceptable to the Committee (including restricted stock), or may be deferred through a sale and remittance procedure with a Company-designated brokerage firm. Grants may also provide for reload option rights upon the exercise of options, provided that the term of any such reload option will not extend beyond the term of the option originally exercised.

During the fiscal year ended March 31, 1999, options for 4,977,156 shares, vesting over a two-year period, were granted at fair market value. Since the commencement of the current fiscal year, options for 1,699,999 shares were granted at fair market value. Of these, options vesting over a two-year period were granted to Mr. Lewis for 583,333 shares and to Mr. Stulberg for 416,666 shares. Options for an additional 700,000 shares vesting over a four-year period were granted to two other key employees.

1999  STOCK  WAGE  AND  FEE  PAYMENT  PLAN

     The Company's Board of Directors adopted a 1999 Stock Wage and Fee Payment Plan (the "1999 Wage Plan") on December 22, 1999. The purpose of the 1999 Wage
Plan was to retain and motivate participants in the 1999 Wage Plan and to provide them with incentives and rewards more directly linked to the profitability of the Company's business and increases in stockholder value.

     Nine employees and three consultants of the Company were eligible to, and elected to, participate in the 1999 Wage Plan. Under the 1999 Wage Plan, the participants agreed to receive an aggregate of 13,175,996 shares of the Company's Common Stock in lieu of certain wage payments or fees. The number of shares granted to the participants was based upon a price per share of Common Stock of $.06. The Company registered the shares issued under the 1999 Wage Plan under the Securities Act.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS  WITH  MANAGEMENT

     The Company has entered into employment agreements containing severance arrangements with certain of its executive officers, which provide for payment under certain circumstances to each officer of compensation through the remainder of the terms of the agreements. The Company's Certificate of Incorporation and By-laws provide for indemnification of all Directors and officers. In addition, each Director nominee of the Company, when elected, will enter into a separate indemnification agreement with the Company.

     The Company has agreed with certain state regulatory authorities that so long as the Company's securities are registered in such states, the Company will not make loans to its officers, directors, employees, or principal stockholders, except for loans made in the ordinary course of business, such as travel advances, expense account advances, relocation advances, or reasonable salary advances.

     Further, all future transactions between the Company and its executive officers, Directors, employees, 5% stockholders and affiliates (including for example future loans and any forgiveness of loans, none of which is contemplated) will be subject to the approval of a majority of the independent, disinterested members of the Board of Directors. In addition, such future transactions will be for bona fide business purposes and will be on terms that are no less favorable to the Company than those that could be negotiated with unaffiliated parties.

GLOBAL  TRACKER

     In February 1998, Global Tracker Corporation, a newly organized Ontario, Canada corporation, acquired substantially all of the assets of Tracker Canada in a bankruptcy proceeding. Jay S. Stulberg, the Company's President, Chief Operating Officer, Chief Financial Officer and Director, is the sole shareholder, officer and Director of Global Tracker. Following the bankruptcy proceeding, Global Tracker made available to the Company the assets formerly owned by Tracker Canada to permit the Company to carry on Tracker Canada's business. Since February 1998, Global Tracker has expended approximately $750,000 to support the Company's business operations. Bruce I. Lewis, the Company's Chief Executive Officer, has provided Global Tracker with approximately $600,000 with which to purchase Tracker Canada's assets and operate Global Tracker. Under a license agreement with Global Tracker, the Company will pay Global Tracker a 12% gross royalty on its sales.


                      RATIFICATION OF INDEPENDENT AUDITORS
                                  (PROPOSAL #2)

     At the Annual Stockholders meeting held on December 18, 1998, the stockholders ratified the retention of Hirsch Silberstein & Subelsky, P.C. to serve as the Company's independent auditors for the year ending March 31, 1999. Hirsch Silberstein & Subelsky, P.C. has agreed to stand for re-election as the Company's independent auditors for the fiscal year ending March 31, 2000, and the Board recommends that this appointment be ratified. Hirsch Silberstein & Subelsky, P.C. has no relationship with the Company other than that arising from its employment as independent auditors. Representatives of Hirsch Silberstein & Subelsky, P.C. will be present at the 1999 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMMON STOCK REPRESENTED AT THE 1999 ANNUAL MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF HIRSCH, SILBERSTEIN & SUBELSKY, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING MARCH 31, 2000. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                                  (PROPOSAL #3)


     The Board of Directors has recommended to the Stockholders the adoption of an amendment to the Company's Certificate of Incorporation in the form attached to this Proxy Statement as Appendix A (the "Amendment") to increase the number of authorized shares of the Company's Common Stock to 93,400,000. The Amendment would not change the relative rights and limitations of the Company's capital stock.

     The current Certificate of Incorporation authorizes the Board of Directors to issue 50,000,000 shares of the Company's Common Stock, $.001 par value; 100,000 shares of Class B voting common stock, par value $0.00000007 per share and 6,500,000 shares of preferred stock, par value $0.001 per share. As of July 17, 1999, the Company had 50,388,579 shares of Company Common Stock issued and outstanding.

     The purpose of the proposed increase in the number of authorized shares of the Company's Common Stock is to assure that an adequate supply of authorized but unissued shares is available for issuance for the following purposes; (1) raising additiona1 capital through the issuance of capital stock to outside investors to provide the Company with the working capital required to implement its business plan, generate additional revenue and attempt to achieve profitability (e.g., funding for product roll outs, implementation of service programs, research and development; recruitment of the requisite personnel required to support the foregoing activities, etc); (ii) issuing shares reserved for issuance under the Plan (or any successor or other employee benefit plan);
(iii) making acquisitions through the issuance of capital stock; and (iv) general corporate purposes. The Company does not currently have any plans or arrangements to issue any additional shares of its capital stock other than those described above.

     Because the Company lacks sufficient working capital to satisfy either its current or anticipated needs, the Company is actively seeking additional equity financing. No assurance can be given that the necessary financing will be available to the Company when needed, in sufficient amounts, on acceptable terms, or at all.

     If the stockholders approve the Amendment, the additional shares of the Company's Common Stock would be available for issuance generally without further action by the Stockholders. The availability of additional shares of the Company's Common Stock for issuance without the delay and expense of obtaining approval of the Stockholders at a special meeting would afford the Company greater flexibility in acting upon corporate matters and any proposed transactions. If the Amendment is approved by the Stockholders, any additional shares of the Company's Common Stock which are issued in the future will have the same rights and limitations as the Company's Common Stock currently outstanding or reserved for issuance.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMMON STOCK REPRESENTED AT THE 1999 ANNUAL MEETING IS REQUIRED TO RATIFY THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

     APPROVAL  OF  AMENDED  AND  RESTATED  1994  STOCK  INCENTIVE  PLAN
                                  (PROPOSAL #4)

     The Board of Directors has recommended to the Stockholders the adoption of the Amended and Restated 1994 Stock Incentive Plan (the "1994 Plan") in the form attached to this Proxy Statement as Appendix B to, among other things, (i) increase the number of shares of Common Stock reserved thereunder from 5,000,000 to 10,000,000, and (ii) afford to the Compensation Committee the discretion regarding the size of incentive awards.

     The purpose of the proposed increase in the number of shares of the Company's Common Stock reserved for issuance under the 1994 Plan is to assure that an adequate supply of shares are available for issuance to provide employees additional compensation for their services to the Company. The issuance of stock options will be used to attract and retain highly qualified personnel, support a performance-oriented environment, enhance the competitiveness of compensation packages and provide incentives for reaching further performance goals.

     If the Stockholders approve the 1994 Plan, the additional shares of the Company's Common Stock reserved for issuance thereunder would enable the Company to issue options, and the shares reserved therefor, without further action by the Stockholders, thus affording the Company greater flexibility. If the foregoing amendment and restatement is approved by the Stockholders, any additional shares issued upon the exercise of options will have the same rights and limitations as the Company's Common Stock currently outstanding or reserved for issuance.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMMON STOCK REPRESENTED AT THE 1999 ANNUAL MEETING IS REQUIRED TO RATIFY THE AMENDED AND RESTATED 1994 PLAN. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
     Any proposal by a stockholder to be presented at the next annual meeting must be received at the Company's principal executive offices, 180 Dundas Street West, Suite 1505, Toronto, Ontario CANADA M5G 1Z8, not later than March 31, 2000.

                                   By  Order  of  the  Board  of Directors,

                                   Bruce  I. Lewis,  Chief  Executive  Officer
Dated:  August  15,  1999

                    THE TRACKER CORPORATION OF AMERICA, INC.
                       180 DUNDAS STREET WEST, SUITE 1505
                            TORONTO, ONTARIO  M5G 1Z8
                                     CANADA

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          KNOW ALL MEN BY THESE PRESENTS that I, the undersigned stockholder of The Tracker Corporation of America, Inc. , a Delaware corporation, do hereby nominate, constitute and appoint Bruce I. Lewis, my true and lawful attorney with full power of substitution for me and in my name, place and stead, to vote all of the capital stock of the Company, standing in my name on its books on July 17, 1999, at the Annual Meeting of its Stockholders to be held in the Northwest World Club in Concourse F of the Detroit Metro Airport, Detroit, Michigan on Friday, August 27, 1999 at 2:00 p.m. Eastern Daylight Time, or at any adjournment thereof.


1.     THE  REELECTION  OF  DR.  H.  JOSEPH  GREENBURG  AS  A  DIRECTOR.

       [   ]  FOR                [   ]  AGAINST                [   ]  ABSTAIN

2.     RATIFICATION  OF  INDEPENDENT  AUDITORS.

       [   ]  FOR                [   ]  AGAINST                [   ]  ABSTAIN

3.     AMENDMENT  OF  CERTIFICATE  OF  INCORPORATION.

       [   ]  FOR                [   ]  AGAINST                [   ]  ABSTAIN

4.     ADOPTION OF THE COMPANY'S AMENDED AND RESTATED 1994 STOCK INCENTIVE PLAN.

       [   ]  FOR                [   ]  AGAINST                [   ]  ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

IF NO BOX IS MARKED WITH RESPECT TO ANY OF THE PROPOSALS ABOVE, THE UNDERSIGNED WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Make sure that the name on your stock certificate(s) is exactly as you indicate below.

Number  of  Shares  owned:

-------------------------     --------------------------------------------
                                              Signature
                              Print Name:
                                         ---------------------------------
                                         (As  registered  on  Stock Certificate)

                              --------------------------------------------
                                         Signature  if  jointly  held

                              Print Name:
                                         ---------------------------------
                                         (As  registered  on  Stock Certificate)


                              Date:                    ,  1999
                                   --------------------


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY ON OR BEFORE
          AUGUST 20, 1999 BY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE
         OR VIA FACSIMILE TO (416) 593-8456, ATTENTION:  BRUCE I. LEWIS


[   ]    Please  check  if  you  plan  on  attending  the  Annual  Meeting.

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                       TO THE CERTIFICATE OF INCORPORATION
                      OF THE TRACKER CORPORATION OF AMERICA


     The Tracker Corporation of America, a Delaware corporation (the "Corporation"), hereby amends its Certificate of Incorporation, as amended to date, as follows:
1. Article FOURTH, Paragraph 1 is hereby amended by deleting the paragraph in its entirety and inserting the following therefor:

     1. The total number of shares which the Corporation shall have authority to issue is 100,000,000 shares consisting of (a) 93,400,000 shares of common stock, par value $0.001 per share (the "Common Stock"), (b) 100,000 shares of Class B voting common stock, par value $0.00000007 per share (the "Class B Voting Stock") and (c) 6,500,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

     2. The above amendment was duly adopted in accordance with Sections 242 of the Delaware General Corporation Law.

     3. Except as expressly set forth above, all other terms and conditions of the Certificate of Incorporation, as amended, remain in full force and effect.

     IN WITNESS WHEREOF, The Tracker Corporation of America has caused this Certificate of Amendment to the Certificate of Incorporation to be duly executed
in  its  corporate  name  this        day  of  August,  1999.
                              --------

                              THE  TRACKER  CORPORATION  OF
                              AMERICA


                              By:
                                   -----------------------------------
                                   Bruce  I.  Lewis
                              Its: Chief  Executive  Officer

                                   APPENDIX B



--------------------------------------------------------------------------------



                       THE TRACKER CORPORATION OF AMERICA



                 1994 AMENDED AND RESTATED STOCK INCENTIVE PLAN



--------------------------------------------------------------------------------

                       THE TRACKER CORPORATION OF AMERICA
                 1994 AMENDED AND RESTATED STOCK INCENTIVE PLAN


          This 1994 Amended and Restated Stock Incentive Plan is adopted by the Board of Directors of the Company as of December 22, 1998, subject to stockholder approval.

                                    ARTICLE I
                                    ---------

                               CERTAIN DEFINITIONS
                               -------------------

     The terms set forth below have the following meanings (such meanings to be applicable to both the singular and plural forms, except where otherwise expressly indicated):

     1.1     "Alternate  Rights"  -  see  Section  3.7.
              -----------------

     1.2     "Award"  means an Option, which may be designated as a Nonqualified
              -----
Stock  Option  or  an  Incentive  Stock  Option  granted  under  this  Plan.

     1.3     "Award  Agreement"  means  either  the Incentive Stock Option Award
              ----------------
Agreement substantially in the form of Exhibit A attached hereto and made a part
                                       ---------
herewith, setting forth the terms of an Award, or the Non-Qualified Stock Option Award Agreement substantially in the form of Exhibit B attached hereto and made
                                              ---------
a  part  herewith  setting  forth  the  terms  of  an Award, as the case may be.

     1.4     "Award  Date"  means  the  date  upon  which the Committee took the
              -----------
action  granting  an Award or such later date as is prescribed by the Committee.

     1.5     "Award  Period"  means  the  period  beginning on an Award Date and
              -------------
ending  on  the  expiration  date  of  such  Award.

     1.6     "Beneficiary"  means  the person, persons, trust or trusts entitled
              -----------
by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

     1.7     "Board"  means  the  Board  of  Directors  of  the  Corporation.
              -----

     1.8     "Change  in Control" means an occasion in which the individuals who
              ------------------
were directors of the Corporation immediately prior to a "Control Transaction" cease, within one year of such Control Transaction, to constitute a majority of the Board of Directors of any successor to the Corporation, or to the purchaser of all or substantially all of its assets.

     1.9      "Control  Transaction"  means  either: (i) any tender offer for or
               --------------------
acquisition of capital stock of the Corporation; or (ii) any merger, consolidation or sale of all or substantially all of the assets of the Corporation which has been approved by the stockholders.

     1.10     "Code"  means  the  Internal Revenue Code of 1986, as amended from
               ----
time  to  time.

     1.11     "Common  Stock"  means  the  Common Stock, $.001 par value, of the
               -------------
Corporation.

     1.12     "Commission"  means  the  Securities  and  Exchange  Commission.
               ----------

     1.13     "Committee"  means  the committee appointed by the Board to manage
               ---------
the  Plan.

     1.14     "Corporation" means The Tracker Corporation of America, a Delaware
               -----------
corporation,  and  its successors.  Sometimes also referred to as the "Company."

     1.15     "Eligible  Employee"  means  an  officer  or  key  employee of the
               ------------------
Company.

     1.16     "Event"  means the approval by the stockholders of the Corporation
               -----
of: (i) the dissolution or liquidation of the Corporation; (ii) an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former stockholders of the Corporation; (iii) the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; (iv) the sale by a controlling shareholder or group thereof to a third party of voting securities of the Corporation that results in the transfer of a controlling interest in the Corporation, effectuates a Change of Control or constitutes a Control Transaction; or (v) a tender offer pursuant to which the offeror acquires a controlling interest in the Corporation.

     1.17     "Fair  Market  Value" means the arithmetic mean of the Closing Bid
               -------------------
Prices of the stock for each trading day in a five (5) trading day period immediately preceding the Award Date. "Closing Bid Price" means, the last closing bid price of the stock on the NASDAQ National Market (the "NASDAQ-NM") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the NASDAQ-NM is not the principal trading market for the Common Stock, the last closing bid price of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Committee (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period);

     1.18     "Group"  means persons who act in concert as described in Sections
               -----
13(d)(3)  and/or  14(d)(2)  of  the Securities Exchange Act of 1934, as amended.

     1.19     "Incentive Stock Option" means an option which is designated as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     1.20     "Just Cause" means conviction of or failure to contest prosecution
               ----------
for a felony or excessive absenteeism (unrelated to illness or to an approve leave of absence).

     1.21     "Limited  Rights"  --  see  Section  3.8.
               ---------------

     1.22     "Nonqualified Stock Option" means an option which is designated as
               -------------------------
a  Nonqualified  Stock  Option.

     1.23     "Option" means an option to purchase Common Stock under this Plan.
               ------
An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

     1.24     "Participant"  shall mean an Eligible Employee who has received an
               -----------
Award.

     1.25     "Personal  Representative"  means  the person or persons who, upon
               ------------------------
the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal pro-ceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

     1.26     "Plan"  shall  mean  the  The  Tracker Corporation of America 1994
               ----
Amended and Restated Stock Incentive Plan, as amended from time to time in accordance herewith.

     1.27     "Reload  Options"  --  see  Section  3.6.
               ---------------

     1.28     "Securities Act" means the Securities Act of 1933, as amended from
               --------------
time  to  time.

     1.29     "Subsidiary"  means  any corporation or other entity a majority or
               ----------
more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                                   ARTICLE II
                                   ----------

                                    THE PLAN
                                    --------

     2.1     Purpose.  The purpose of this Plan is to promote the success of the
             -------
Corporation by providing an additional means to attract and retain key personnel through added long-term incentives for high levels of performance and for significant efforts to improve the financial performance of the Corporation by granting Awards.

     2.2     Administration.
             --------------

     (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Corporation.

     (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

     (c) Any action taken by, or inaction of, the Corpora-tion, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or Subsid-iary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan.

     2.3     Participation.  Awards  may  be granted only to Eligible Employees.
             -------------
An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Members of the Board who are not officers or employees of the Corporation shall not be eligible to receive Awards. In making selections of Eligible Employees, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Corporation and past and potential contributions to the Corporation's profitability and sound growth.

     2.4     Stock Subject to the Plan.  The stock to be offered under this Plan
             -------------------------
shall be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 10,000,000 shares, subject to adjustment as set forth in Section 4.2. If any Option shall lapse or terminate (either by its terms or as a result of the repurchase by the Corporation of such Option) without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

     2.5     Grant  of  Options.  Subject to the express provisions of the Plan,
             ------------------
the Committee shall determine from the class of Eligible Employees those individuals to whom Options under the Plan shall be granted, the terms of Options (which need not be identical) and the number of shares of Common Stock subject to each Option. Each Option shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. The grant of an Option is made on the Award Date.

     2.6     Exercise  of  Options.  An  Option  shall be deemed to be exercised
             ---------------------
when the Secretary or Assistant Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 3.2(a). Participants may elect, upon reasonable notice to the Corporation, to pay for such Options in the form of promissory notes as described in Section 3.2. Notwithstanding any other provision of this Plan, the Committee may impose, by rule or in Award Agreements, such conditions upon the exercise of Options (including, without limitation, vesting of exercise rights and conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements or as may be deemed necessary or advisable by the Committee.

                                   ARTICLE III
                                   -----------

                                     OPTIONS
                                     -------

     3.1     Grants.  One  or  more  Options  may  be  granted  to  any Eligible
             ------
Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option. In addition, Participants may be eligible to exercise Reload options, as described in Section
3.6  or  in  Alternate  Rights  as  described  in  Section  3.7  herein.

     3.2     Option  Price.  The  purchase  price  per share of the Common Stock
             -------------
covered by each Option shall be determined by the Committee, but in no event shall be less than 85% of the Fair Market Value of the Common Stock on the date of grant and in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares pur-chased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash, or by certified or cashier's check payable to the order of the Corporation, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), (iii) by shares of Common Stock of the Corporation already owned by the Participant; provided, however, the Committee may in its absolute discretion limit the Participant's ability to exercise an Option by delivering shares, and any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery, or (iv) by application of the then-market value of vested Options (net of the Option Price). Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     3.3     Option  Period.  Each  Option  and  all  rights  or  obligations
             --------------
thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date in the case of an Incentive Stock Option (five years in the case of a person described in Section 3.5(c)), and shall be subject to earlier termination as hereinafter provided or as provided in any Award Agreement.

     3.4     Exercise  of Options.  Except as otherwise provided in Section 4.4,
             --------------------
an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement which date(s) shall not be earlier than six months after the Award Date and thereafter shall remain exercisable until the expiration or earlier termination of the Participant's Option. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 1,000 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

     3.5     Limitations  on  Grant  of  Incentive  Stock  Options.
             -----------------------------------------------------

     (a) There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     (b) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.


     3.6     Reload  Options.
             ---------------

     (a) Concurrently with the award of Stock Options and/or the award of Incentive Stock Options to any participant in the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options or Reload Options through the use of shares of Common Stock held by the optionee for at least 12 months. Notwithstanding the fact that the underlying option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986.

     (b) Each Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options and/or Incentive Stock Options. Upon the exercise of an underlying Stock Option, Incentive Stock Option or other related Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

     (c) The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

     (d) Each Reload Option is fully exercisable six months from the effective date of the grant. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option and/or Incentive Stock Option.

     (e) No additional Reload Options shall be granted to optionees when Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the optionee's employment.

     (f) Sections 2.5, Manner of Payment; 2.6, Restrictions on Certain Shares; 2.7, Death of Optionee; 2.8, Retirement or Disability; 2.9, Termination for Other Reasons; and 2.10, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Said Sections are incorporated by reference in this Section 3.6 as though fully set forth herein.

     3.7  Alternate  Appreciation  Rights.
          -------------------------------

     (a) Concurrently with the award of any Stock Option, Incentive Stock Option or Reload Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock, a related alternate appreciation right ("Alternate Right"), permitting the optionee to be paid in appreciation on the option in lieu of exercising the option. Such Alternate Right shall be evidenced in such form as the Committee may from time to time determine.

     (b) An optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Corporation payment in Common Stock the number of shares determined pursuant to Sections 3.7(c) and 3.7(d). Alternate Rights shall be exercisable only to the same extent and subject to the same conditions as the options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

     (c) The amount of payment to which an optionee shall be entitled upon exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the fair market value of a share of Common Stock on the date the option related to said Alternate Rights was granted or became effective, as the case may be.

     (d) The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 3.7(c) by the fair market value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Corporation shall deliver to the optionee a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified in Section 2.6.

     (e) The exercise of any Alternate Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options and Limited Rights, if any, related to said Alternate Rights.

     (f) Upon termination of optionee's employment (including employment as a director of the Corporation after an optionee terminates employment as an officer or key employee of the Corporation) by reason of permanent disability or retirement (as each is determined by the Committee), the optionee may, within six months from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such six month period.

     (g) Except as provided in 3.7(f) herein, or except as otherwise determined by the Committee, all Alternate Rights shall terminate upon the termination of optionee's employment or upon the death of the optionee.


     3.8     Limited  Rights.
             ---------------

     (a) Concurrently with or subsequent to the award of any Stock Option, Incentive Stock Option, Reload Option or Alternate Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the optionee with respect to each share of Common Stock, a related limited right permitting the optionee, during a specified limited time period, to be paid the appreciation on the option in lieu of exercising the option ("Limited Right").

     (b) Limited Rights granted under the Plan shall be evidenced by written agreements in such form as the Committee may from time to time determine.

     (c) Limited Rights are exercisable in full for a period of seven months following a "Change in Control" of the Corporation (the "Exercise Period");
provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of the six-month period following the date of grant.

     (d) The amount of payment to which an optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the price per share of Common Stock covered by the related option on the date the option was granted and the Market Value of such Common Stock. Market Price is defined to be the greater of (i) the highest price per share of the Corporation's Common Stock paid in connection with any Change in Control and (ii) the Fair Market Value during the 60-day period prior to the Change in Control.

     (e) Payment of the amount to which an optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 3.8(d), shall be made solely in cash.

     (f) If Limited Rights are exercised, the Stock Options, Incentive Stock Options, Reload Options and Alternate Rights, if any, related to such Limited Rights cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the options, and Alternate Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related options and Alternate
Rights  were  exercised  or  terminated.

     (g) Upon termination of the optionee's employment (including employment as a director of the Corporation after an optionee terminated employment as an officer or key employee of the Corporation) by reason of permanent disability or retirement (as each is determined by the Committee), the optionee may, within six months from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such six-month period.

     (h) Except to the extent provided in Sections 3.8(g) and 3.8(i), or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate upon the termination of optionee's employment or upon the death of the optionee.

     (i) The requirement that an optionee be terminated by reason of retirement or permanent disability or be employed by the Corporation at the time of exercise pursuant to Sections 3.8(g) and 3.8(h) respectively, is waived during the Exercise Period as to any optionee who was employed by the Corporation at the time of the Change in Control and is subsequently terminated by the Corporation other than for Just Cause or who voluntarily terminates if such termination was the result of a good faith determination by the optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control.


                                   ARTICLE IV
                                   ----------

                                OTHER PROVISIONS
                                ----------------

     4.1     Rights  of  Eligible  Employees,  Participants  and  Beneficiaries.
             ------------------------------------------------------------------

     (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

     (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Options) shall confer upon any Eligible Employee or Participant any right to continue in the employ of the Corporation or constitute any contract or agreement of employment, or interfere in any way with the right of the Corporation to reduce such person's compensation or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

     (c) Other than by will or the laws of descent and dis-tribution, no Incentive Stock Option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabili-ties, engagements or torts of any Eligible Employee, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

     (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Option granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

     4.2     Adjustments  Upon  Changes  in  Capitalization.
             ----------------------------------------------

     (a) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, rights offering, stock split, stock dividend, stock consolidation or any other change in the corporate structure or shares of capital stock of the Corporation, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Options. A corresponding adjustment to the consideration payable with respect to Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised but with a corresponding adjustment in the price for each share.

     (b) Upon the dissolution or liquidation of the Corpora-tion, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan shall terminate, and any outstanding Options shall, subject to the provisions of Section 4.4, terminate and be forfeited. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options or Options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

     (c) In adjusting Options to reflect the changes described in this Section 4.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advise of independent counsel and accountants of the Corporation, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     4.3     Termination  of  Employment.
             ---------------------------

     (a) If the Participant's employment by the Corporation terminates as a result of disability, the Participant or Participant's Personal Representative may exercise any Option to the extent it shall have become exercisable.

     (b) If the Participant's employment by the Corporation terminates as a result of death while the Participant is employed by the Corporation (or in the case of Incentive Stock Options was last employed by the Corporation within three months before his death), the Participant's Option shall be exercisable by the Participant's Beneficiary as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

     (c) In the event of termination of employment with the Corporation for any reason, other than discharge for Just Cause, the Committee may, in its discretion, increase the portion of the Participant's Option available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

     (d) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 4.3 to be a termination of employment of each employee of that entity.

     (e) Any requirement that an optionee be terminated by reason of retirement or permanent disability or be employed by the Corporation at the time of exercise of an Option shall be waived during the Exercise Period as to any optionee who (i) was employed by the Corporation at the time of the Change in Control and (ii) is subsequently terminated by the Corporation other than for Just Cause or who voluntarily terminates if such termination was the result of a good faith determination by the optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control.

     4.4     Acceleration  of  Options.  Unless  prior  to  an  Event  the Board
             -------------------------
determines that, upon its occurrence, there shall be no acceleration of Options or determines those Options which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event each Option shall become immediately exercisable to the full extent theretofore not exercisable; provided, however, that Options shall not in any event be so accelerated to a date less than six months after the Award Date. Acceleration of Options shall comply with applicable regulatory requirements, including without limitation,
Section 422 of the Code. For purposes of this Section 4.4 only, the Board shall mean the Board as constituted immediately prior to the Event.

     4.5     Government  Regulations.  This  Plan, the granting of Options under
             -----------------------
this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Options may be granted under this Plan, and no shares shall be issued by the Corporation, pursuant to any such Option, unless and until, in each such case, all legal requirements applicable to the issuance have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

     4.6     Tax  Withholding.  Upon  the  disposition by a Participant or other
             ----------------
person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the Corporation shall have the right to require such Participant or such other person to pay by cash, or certified or cashier's check payable to the Corporation, the amount of any taxes which the Corporation may be required to withhold with respect to such transactions. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Corporation reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

     4.7     Amendment,  Termination,  and  Suspension.
             -----------------------------------------

     (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except
Section 4.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Option as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by the Plan. No Options may be granted during any suspension of this Plan or after its termination.

     (b) If an amendment would (i) increase the aggregate number of shares which may be issued under this Plan, or (ii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board or the Committee and by a majority of the stockholders.

     (c) In the case of Options issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board and consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Option previously granted under the Plan.

     4.8     Privileges  of  Stock  Ownership;  Nondistributive  Intent.  A
             ----------------------------------------------------------
Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any the applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

     4.9     Effective  Date of the Plan.  This Plan shall be effective upon its
             ---------------------------
approval by the Board, subject to approval by the stockholders of the Corporation within 12 months from the date of such Board approval.

     4.10     Term of the Plan.  Unless previously terminated by the Board, this
              ----------------
Plan shall terminate at the close of business on June 29, 2004, and no Options shall be granted under it thereafter, but such termination shall not affect any Option theretofore granted.

     4.11     Governing Law.  This Plan and the documents evidencing Options and
              -------------
all other related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.